                                                                    Exhibit 3.70

                                 STATE OF MAINE

                                  [MAINE LOGO]

                      DEPARTMENT OF THE SECRETARY OF STATE

     I, THE SECRETARY OF STATE OF MAINE, CERTIFY that according to the provisions of the Constitution and Laws of the State of Maine, the Department of the Secretary of State is the legal custodian of the Great Seal of the State of Maine which is hereunto affixed and that the paper to which this is attached is a true copy from the records of this Department.


                                          IN TESTIMONY WHEREOF, I have caused
                                          the Great Seal of the State of
                                          Maine to be hereunto affixed. Given
                                          under my hand at Augusta, Maine,
                                          June 17, 2002.


[SEAL]                                               /s/ Dan Gwadosky
                                          --------------------------------------
                                                       DAN GWADOSKY
                                                    SECRETARY OF STATE

                       Minimum Fee $105. See Section 1403 for proper filing fee.

                                               File No. 19950091 D Pages 2
                                               Fee Paid $ 105.00
                                               DCN  1942001300005 ARTI
                                               ----------FILED------------
                                                      07/19/1994

                                                      /s/ Gary Cooper
                                                  -------------------------
                                                  Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                                  -------------------------
                                                  Deputy Secretary of State

                                          1194201/000/00/006.000

                                  [MAINE LOGO]

                              BUSINESS CORPORATION

                                 STATE OF MAINE

                            ARTICLES OF INCORPORATION

                         (Check box only if applicable)
                / / This is a professional, service, corporation
                    formed, pursuant to 13 MRSA Chapter 22.

Pursuant to 13-A MRSA Section 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of Incorporation:

FIRST:    The name of the corporation is KTI SPECIALTY, INC.
          and its principal business location in Maine is
                          TWO CITY CENTER, PORTLAND, MAINE 04101
          ---------------------------------------------------------------------
          (physical location - street (not P.O. Box), city, state and zip code)

SECOND: The name of its Clerk, who must be a Maine resident, and the registered office shall be:

               FLOYD M. GENT
          ----------------------------------------------------------------------
                                        (name)

               KTI ENVIRONMENTAL GROUP, INC.
          ----------------------------------------------------------------------
           (physical location - street (not P.O. Box), city, state and zip code)

               TWO CITY CENTER, PORTLAND, MAINE 04101
          ----------------------------------------------------------------------
                        (mailing address if different from above)

THIRD:    ("X" one box only)

  /X/ A. 1.  The number of directors constituting the initial board of directors of the corporation is 3 (See Section 703.1.A.)

         2. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

               NAME                                   ADDRESS
         NICHOLAS MENONNA, JR.     c/o 7000 BOULEVARD EAST, GUTTENBERG, NJ 07093
         MARTIN J. SERGI           c/o 7000 BOULEVARD EAST, GUTTENBERG, NJ 07093
         MARSHALL S. STERMAN       c/o 393 COMMONWEALTH AVENUE, BOSTON, MA 02115

         3. The board of directors /X/ is / / is not authorized to increase or decrease the number of directors.

         4. If the board is so authorized, the minimum number, if any, shall be 1 directors, (See Section 703.1.A.) and the maximum number, if any, shall be 7 directors.

  / / B. There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See Section 701.2.)

FOURTH:   ("X" one box only)

/X/ There shall be only one class of shares (title of class) COMMON Par value of each share (if none, so state) NONE
     Number of shares authorized 1,000

/ / There shall be two or more classes of shares. The information required by Section 403 concerning each such class is set out in Exhibit ______ attached hereto and made a part hereof.

                                    SUMMARY

The aggregate par value of all authorized shares (of all classes)
HAVING A PAR VALUE is $___________

The total number of authorized shares (of all classes) WITHOUT PAR VALUE is 1,000 shares

FIFTH: ("X" one box only) Meetings of the shareholders /X/ may / / may not be held outside of the State of Maine.

SIXTH:    ("X" if applicable) /X/ There are no preemptive rights.

SEVENTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation, are set out in Exhibit ____ attached hereto and made a part hereof.

INCORPORATORS                           DATED JULY 13, 1994

/s/ William P. O'Sullivan               Street    414 NORTH UNION AVENUE
-----------------------------------           ----------------------------------
        (signature)                                  (residence address)

    WILLIAM P. O'SULLIVAN                         CRANFORD, NJ 07016
-----------------------------------     ----------------------------------------
     (type or print name)                     (city, state and zip code)

                                        Street
-----------------------------------           ----------------------------------
          (signature)                              (residence address)

-----------------------------------     ----------------------------------------
     (type or print name)                       (city, state and zip code)

                                        Street
-----------------------------------           ----------------------------------
          (signature)                              (residence address)

-----------------------------------     ----------------------------------------
     (type or print name)                       (city, state and zip code)

FOR CORPORATE INCORPORATORS*

Name of Corporate Incorporator
                               -------------------------------------------------

By                                      Street
  ---------------------------------           ----------------------------------
      (signature of officer)                     (principal business location)

-----------------------------------     ----------------------------------------
 (type or print name and capacity)                (city, state and zip code)

*ARTICLES ARE TO BE EXECUTED AS FOLLOWS:
If a corporation is an incorporator (Section 402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

          SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101,
                             AUGUSTA, ME 04333-0101
                                        ATTN: CORPORATE EXAMINING SECTION
[ILLEGILBE]                                   TEL. (207) 287-4195

                                                File No. 19860518 F Pages 1
                                                Fee Paid $ not required
                                                DCN 1942001300004  DOTR
                                                ------------FILED---------------
                                                         07/19/1994

                                                       /s/ Gary Cooper
                                                --------------------------------
                                                      Secretary of State
                                                           Agent

                       [KTI ENVIRONMENTAL GROUP, INC LOGO]

7000 BOULEVARD EAST
GUTTENBERG, N.J. 07093
TEL. (201) 854-7777
FAX  (201) 854-1771


July 18, 1994

VIA FEDERAL EXPRESS

Secretary of State
Bureau of Corporations
State Office Building
Capital Street, Room 221
August, Maine 04333

Attn: Cindy Rideout

Re: KTI SPECIALTY, INC.

Dear Ladies and Gentleman:

     In connection with the filing of the referenced entity of Articles of Incorporation in Maine, the undersigned, on behalf of itself, and each of KTI Operations, Inc., Kuhr Technologies, Inc., KTI Management of Maine, Inc. and KTI Transportation Services, Inc. (each of which are direct or indirect wholly owned subsidiaries of the undersigned, except that Kuhr Technologies is an 83% indirectly owned subsidiary of the undersigned) hereby consents to said entity using the similar name KTI Specialty, Inc. in all aspects of its business and operations, including without limitation, for the purposes of organizing itself as a corporation under the laws of the State of Maine.

Very truly yours,

KTI ENVIRONMENTAL GROUP, INC.

By: /s/ Nicholas Menonna, Jr.
    -------------------------
    Nicholas Menonna, Jr.
    President


/ks
KS1.3288

Filing Fee $20.00
                                               File No. 19950091 D Pages 1
                                               Fee Paid $ 20.00
                                               DCN 1951371400018  CLRO
                                               -----------FILED------------
                                                     05/15/1995

                                                            /s/ Gary Cooper
                                                       -------------------------
                                                       Deputy Secretary of State

                                                       A True Copy When Attested
                                                             By Signature

                                                       -------------------------
                                                       Deputy Secretary of State

                                                       1195138/000/01/011.000

                               STATE OF MAINE
                             CHANGE OF CLERK OR
                          REGISTERED OFFICE OR BOTH

Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):

     FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

                 FLOYD M. GENT C/O KTI ENVIRONMENTAL GROUP, INC.
               ----------------------------------------------------------------
                 TWO CITY CENTER, PORTLAND, MAINE 04101
               ----------------------------------------------------------------

     SECOND: The name and physical location of the registered office of the successor (new) clerk, who must be a Maine resident, are:

                 BRADLEY HUGHES
               ----------------------------------------------------------------
                                         (name)
                 KTI, INC., 110 MAIN STREET, SUITE 1308
               ----------------------------------------------------------------
                    (street address (not P.O. Box), city, state and zip code)
                 SACO, MAINE 04072
               ----------------------------------------------------------------
                         (mailing address if different from above)

     THIRD:    Upon a change in clerk this must be completed:

               ( X ) Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

               (   )  Such change was authorized by the shareholders.
                      (Complete the following)

                  I certify that I have custody of the minutes showing the above action by the shareholders.

                                         /s/ NICHOLAS MENONNA, JR., SECRETARY
                                       -----------------------------------------
                       (signature of new clerk, secretary or assistant secretary


Dated:       MAY 8, 1995                          KTI SPECIALTY, INC.
                                          --------------------------------------
                                                 (Name of Corporation)

                                      By   /s/  NICHOLAS MENONNA, JR.
                                          --------------------------------------
                                                       (signature)

                                               NICHOLAS MENONNA, JR., SECRETARY
                                          --------------------------------------
                                             (type or print name and capacity)

                                      By   /s/  MARTIN J. SERGI
                                          --------------------------------------
                                                       (signature)

                                                MARTIN J. SERGI, VICE PRESIDENT
                                          --------------------------------------
                                             (type or print name and capacity)

--------------------------------------------------
This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES.

FORM NO. [ILLEGIBLE]             SUBMIT COMPLETED FORMS TO: Secretary of State,
                                              Station 101, Augusta, Maine 04333

                                               Filing Fee (See Sec. 1401)

                                               File No. 19950091 D Pages 2
                                               Fee Paid $ 35.00
                                               DCN 1961171800005  LNME
                                               -----------FILED------------
                                                     04/26/1996

                                                             /s/ Gary Cooper
                                                       -------------------------
                                                       Deputy Secretary of State

                                                       A True Copy When Attested
                                                             By: Signature

                                                       -------------------------
                                                       Deputy Secretary of State

                                                       1196120/000/01/024.000

                                 STATE OF MAINE


                             ARTICLES OF AMENDMENT

                           (AMENDMENT BY SHAREHOLDERS
                              VOTING AS ONE CLASS)

Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

     FIRST: All outstanding shares were entitled to vote on the following amendment as ONE class.

     SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders (Circle one)

               A.                      OR April 22, 1996.
               B. by unanimous written consent on

     THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

                Number of Shares Outstanding        NUMBER          NUMBER
                   and Entitled to Vote           Voted For      Voted Against
                ----------------------------      ---------      -------------
                           1,000                    1,000

     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

     FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

               Class   Series (If Any)   Number of Shares    Par Value (If Any)
               -----   --------------    ----------------    ------------------


               The aggregate par value of all such shares (of all classes and series) HAVING PAR VALUE is $ ____________________________.

               The total number of all such shares (of all classes and series) WITHOUT PAR VALUE is ________________ shares.

     SIXTH:    Address of the registered office in Maine:
                 c/o KTI, Inc., 110 Main Street, Suite 1308, Saco, Maine 04072
               -----------------------------------------------------------------
                                (street, city and zip code)

                                            KTI Specialty, Inc.
                                         ---------------------------------------
                                                    Name of Corporation

                                    By*  /s/ Nicholas Menonna Jr.
                                         ---------------------------------------
                                                    (signature)

                                         Nicholas Menonna Jr. - President
                                    --------------------------------------------
                                            (type or print name and capacity)

                                    By*  /s/ Bradley W. Hughes
                                         ---------------------------------------
                                                    (signature)

                                         Bradley, Hughes - Clerk
                                    --------------------------------------------
                                            (type or print name and capacity)

                           MUST BE COMPLETED FOR VOTE
                                OF SHAREHOLDERS

I certify that I have custody of the minutes showing the above action by the shareholders.

                             /s/ Bradley W. Hughes
                       ---------------------------------
                              (signature of clerk)
                             Bradley Hughes, Clerk
                                Dated: 4/26/96

----------
*In addition to any certification of custody of minutes this document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR
(5) the HOLDERS OF ALL OUTSTANDING SHARES.

NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.

FORM NO. MBCA-9 Rev. 88           SUBMIT COMPLETED FORMS TO: Secretary of State,
                                              Station 101, Augusta, Maine 04333.

                                   EXHIBIT A

     Article I of the Articles of Incorporation of KTI Specialty, Inc. be amended to reflect the following:

           The name of the Corporation shall be "KTI Specialty Waste Services, Inc.".

                                      Filling Fee $105.00

                                          File No. 19950091 D Pages 2
                                          Fee Paid $ 105
                                          DCN 1983131400028 ANME
                                          -----FILED------------------
                                             04-NOV-98

                                                 /s/ Nancy B. Kelleher
                                                -------------------------
                                                Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                                -------------------------
                                                Deputy Secretary of State

                                          1198321/000/00/025.000

                                  [MAINE LOGO]

                              BUSINESS CORPORATION

                                 STATE OF MAINE

                             STATEMENT OF INTENTION
                                 TO DO BUSINESS
                             UNDER AN ASSUMED NAME

                       KTI Specialty Waste Services, Inc.
                       ----------------------------------
                              (Name of Corporation)

Pursuant to 13-A MRSA Section 307, the undersigned, a corporation
(incorporated under the laws of the State of Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of Capitol City Transfer

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is

            c/o KTI Incorporated, 110 Main Street, Suite 1308, Saco, ME 04072
            --------------------------------------------------------------------
                        (street, city, state and zip code)

DATED 10/30/98                          *By /s/ Bradley W. Hughes
                                           -------------------------------------
                                                        (signature)

                                            Bradley Hughes, Clerk
                                           -------------------------------------
                                             (type or print name and capacity)

                                        *By
                                           -------------------------------------
                                                        (signature)

                                           -------------------------------------
                                             (type or print name and capacity)


----------
*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

  SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                             101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-5 Rev. 96                         TEL. (207) 287-4195

                                  Filing Fee $105.00

                                          File No. 19950091 D Pages 2
                                          Fee Paid $ 105
                                          DCN 1983131400030 ANME
                                          -----FILED----------------------
                                             04-NOV-98

                                                  /s/ Nancy B. Kelleher
                                                --------------------------
                                                Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                                --------------------------
                                                Deputy Secretary of State

                                                1198321/000/00/027.000

                                  [MAINE LOGO]

                              BUSINESS CORPORATION

                                 STATE OF MAINE

                             STATEMENT OF INTENTION
                                 TO DO BUSINESS
                             UNDER AN ASSUMED NAME

                       KTI Specialty Waste Services, Inc.
                       ---------------------------------
                             (Name of Corporation)

Pursuant to 13-A MRSA Section 307, the undersigned, a corporation, (incorporated under the laws of the State of Maine), gives notice of its intention to do business in this State under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of RUSSELL STULL COMPANY

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is
               c/o KTI Incorporated, 110 Main Street, Suite 1308, Saco, ME 04072
            --------------------------------------------------------------------
                          (street, city, state and zip code)

DATED 10/30/98                          *By /s/ Bradley W. Hughes
                                           -------------------------------------
                                                        (signature)

                                            Bradley Hughes, Clerk
                                           -------------------------------------
                                             (type or print name and capacity)

                                        *By
                                           -------------------------------------
                                                        (signature)

                                           -------------------------------------
                                             (type or print name and capacity)


----------
*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

  SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                              101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-5 Rev. 96                      TEL. (207) 287-4195

                                      File No. 19950091 D Pages 2
                                      Fee Paid $ 105
                                      DCN 1983131400033 ANME
                                      ------FILED----------------
                                         04-NOV-98

                                                /s/ Nancy B. Kelleher
                                              --------------------------
                                              Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                              --------------------------
                                              Deputy Secretary of State

                                      1198321/000/00/030.000

                                  [MAINE LOGO]

                              BUSINESS CORPORATION

                                 STATE OF MAINE

                             STATEMENT OF INTENTION
                                 TO DO BUSINESS
                             UNDER AN ASSUMED NAME

                       KTI Specialty Waste Services, Inc.
                       ---------------------------------
                             (Name of Corporation)

Pursuant to 13-A MRSA Section 307, the undersigned, a corporation, gives notes of its intention to do business in this State under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of TWTS, Inc.

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is
             c/o KTI Incorporated
             110 Main Street, Suite 1308, Saco, ME 04072
            --------------------------------------------------------------------
                            (street, city, state and zip code)

DATED 10/30/98                          *By /s/ Bradley W. Hughes
                                           -------------------------------------
                                                        (signature)

                                            Bradley Hughes, Clerk
                                           -------------------------------------
                                             (type or print name and capacity)

                                        *By
                                           -------------------------------------
                                                        (signature)

                                           -------------------------------------
                                             (type or print name and capacity)


----------
*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

  SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                              101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-5 Rev. 96                      TEL. (207) 287-4195

                                  Filing Fee $105.00

                                          File No. 19950091 D Pages 2
                                          Fee Paid $ 105
                                          DCN 1983131400034 ANME
                                          ------FILED----------------
                                             04-NOV-98

                                                  /s/ Nancy B. Kelleher
                                                --------------------------
                                                Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                                --------------------------
                                                Deputy Secretary of State

                                          1198321/000/00/031.000

                                  [MAINE LOGO]

                              BUSINESS CORPORATION

                                 STATE OF MAINE

                             STATEMENT OF INTENTION
                                 TO DO BUSINESS
                             UNDER AN ASSUMED NAME

                       KTI Specialty Waste Services, Inc.
                       ---------------------------------
                             (Name of Corporation)

Pursuant to 13-A MRSA Section 307, the undersigned, a corporation, gives notice of its intention to do business in this State under an assumed name.

FIRST: The corporation intends to transact business under the assumed name of Yarmouth Rubbish & Recycling

                      COMPLETE THE FOLLOWING IF APPLICABLE

SECOND: If such assumed name is to be used at fewer than all of the corporation's places of business in this State, the location(s) where it will be used is (are):

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

THIRD: The address of the registered office of the corporation in the State of Maine is
              c/o KTI Incorporated, 110 Main Street, Suite 1308, Saco, ME 04072
            --------------------------------------------------------------------
                          (street, city, state and zip code)

DATED 10/30/98                          *By /s/ Bradley W. Hughes
                                           -------------------------------------
                                                        (signature)

                                            Bradley Hughes, Clerk
                                           -------------------------------------
                                             (type or print name and capacity)

                                        *By
                                           -------------------------------------
                                                        (signature)

                                           -------------------------------------
                                             (type or print name and capacity)


----------
*This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president AND the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

  SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                              101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-5 Rev. 96                      TEL. (207) 287-4195

                               MINIMUM FEE $80 (SEE SECTION 1401 SUB-SECTION 19)

                               File No. 19950091 D PAGES 6
                               Fee Paid $ 80
                               DCN 1983171400008 MERG
                               ------FILED----------------
                                   06-NOV-98

                                         /s/ Nancy B. Kelleher
                                        ------------------------
                                        Deputy Secretary of State

                                   A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                        ------------------------
                                        Deputy Secretary of State

                                         1198321/000/03/015.000

                              BUSINESS CORPORATION

                                 STATE OF MAINE

                  (MERGER OF DOMESTIC AND FOREIGN CORPORATION)

                               ARTICLES OF MERGER

                            KTI Ash Recycling, Inc.
               --------------------------------------------------
               A corporation organized under the laws of Delaware

                                      INTO

                       KTI Specialty Waste Services Inc.
                -----------------------------------------------
                A corporation organized under the laws of Maine

Pursuant to 13-A MRSA, Section 906, the preceding corporations adopt these Articles of Merger.

FIRST: The laws of the State(s) of DELAWARE, under which the foreign corporation(s) is (are) organized, permit such merger.

SECOND: The nature of the surviving corporation is KTI Specialty Waste Services, Inc. and it is to be governed by the laws of the State of Maine.

THIRD: The plan of merger is set forth in Exhibit 1 attached hereto and made a part hereof.

FOURTH: As to each participating domestic corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan, are as follows:

            Name of             Number of Shares       Number of Shares         NUMBER           NUMBER
          Corporation             Outstanding          Entitled to Vote        Voted For     Voted Against
          -----------           ----------------       ----------------        ---------     -------------
   KTI Specialty Waste               1,000                   1,000               1,000            -0-
   Services, Inc.

FIFTH: If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

            Name of             Number of Shares       Number of Shares         NUMBER           NUMBER
          Corporation             Outstanding          Entitled to Vote        Voted For     Voted Against
          -----------           ----------------       ----------------        ---------     -------------
   KTI Specialty Waste               1,000                   1,000               1,000            -0-
   Services, Inc.

    (INCLUDE THE FOLLOWING PARAGRAPH IF THE MERGER WAS AUTHORIZED WITHOUT THE
             VOTE OF THE SHAREHOLDERS OF THE SURVIVING CORPORATION,
                            OMIT IF NOT APPLICABLE.)

SIXTH:

                               Number of Shares Outstanding          Number of Shares to Be Issued
             Designation      Immediately Prior to Effective         Or Delivered Pursuant to the
              of Class                Date of Merger                            Merger
             -----------      ------------------------------         -----------------------------


SEVENTH: The address of the registered office of the surviving corporation in the State of Maine is*
                   110 Main Street, Suite 1308, Saco, Maine 04072
            --------------------------------------------------------------------
                         (street, city, state and zip code)

            The address of the registered office of the merged corporation in the State of Maine is*
             Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801
            --------------------------------------------------------------------
                          (street, city, state and zip code)

EIGHTH: Effective date of the merger (if other than date of filing of Articles) is November 17, 1998

          (NOTE TO EXCEED 60 DAYS FROM DATE OF FILING OF THE ARTICLES).

DATED November 4, 1998                      KTI Specialty Waste Services, Inc.
                                           -------------------------------------
                                            (participating domestic corporation)

                                       **By  /s/ Martin J. Sergi
                                           -------------------------------------
                                                       (signature)

                                                 Martin J. Sergi, President
                                           -------------------------------------
                                             (type or print name and capacity)

                                       **By  /s/ Robert E. Wetzel
                                           -------------------------------------
                                                       (signature)

                                                Robert E. Wetzel, Secretary
                                           -------------------------------------
                                             (type or print name and capacity)

                         MUST BE COMPLETED FOR VOTE OF
                                  SHAREHOLDERS

I certify that I have custody of the minutes showing the above action by the shareholders.

                                              KTI Specialty Waste Services, Inc.
                                            ------------------------------------
                                                     (name of corporation)

                                           /s/ Robert E. Wetzel Secretary
                                           ------------------------------
                              (signature of clerk, secretary or asst. secretary)

DATED November 4, 1998                             KTI Ash Recycling, Inc.
                                           -------------------------------------
                                            (participating domestic corporation)

                                       **By  /s/ Martin J. Sergi
                                           -------------------------------------
                                                       (signature)

                                                 Martin J. Sergi, President
                                           -------------------------------------
                                             (type or print name and capacity)

                                       **By  /s/ Robert E. Wetzel
                                           -------------------------------------
                                                       (signature)

                                                Robert E. Wetzel, Secretary
                                           -------------------------------------
                                             (type or print name and capacity)

                         MUST BE COMPLETED FOR VOTE OF
                                  SHAREHOLDERS

I certify that I have custody of the minutes showing the above action by the shareholders.

                            KTI Ash Recycling, Inc.
                         -------------------------------
                             (name of corporation)

                         /s/ Robert E. Wetzel Secretary
                         ------------------------------
                (signature of clerk, secretary or asst. secretary)

NOTE: If a foreign corporation is the survivor of this merger, see Section 906.4 and Section 908.3 as to whether Form MBCA-10Ma is required.

*Give address of registered office in Maine. If the corporation does not have a registered office in Maine, the address given should be the principal or registered office in the State of incorporation.


----------
**This document MUST be signed by (1) the CLERK OR (2) the PRESIDENT or a vice-president and the SECRETARY or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the DIRECTORS or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the HOLDERS, or such of them as may be designated by the holders, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES of the corporation.

  SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                              101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-5 Rev. 96                      TEL. (207) 287-4195

                                 Plan of Merger

                                       of

                            KTI Ash Recycling, Inc.

                                      into

                       KTI Specialty Waste Services, Inc.

     Pursuant to 13-A MRSA Section 906, the undersigned corporations hereby execute the following Certificate of Merger.

                                  ARTICLE ONE

     KTI Ash Recycling, Inc., a corporation organized and existing under the laws of the State of Delaware, shall be merged into KTI Specialty Waste Services, Inc., a corporation organized and existing under the laws of the State of Maine, which is hereinafter designated as the surviving corporation.

     The address of the surviving corporation's registered office is 110 Main Street, Suite 1308, Saco, Maine 04072 and the name of its registered agent at such address is Bradley W. Hughes.

     The total authorized capital stock of the surviving corporation shall be 1,000 shares of common stock without par value as follows:

Class       Series        Number of Shares     Par Value Per Share
           (if any)                            or statement shares are without par
                                               value
Common      None               1,000             Without Par Value

                                  ARTICLE TWO

The following plan of merger was approved by each of the undersigned corporations in the manner prescribed by law, the certificates of incorporation and the by-laws of each corporation.

     The name of the surviving corporation is KTI Specialty Waste Services, Inc.

     The by-laws of KTI Specialty Waste Services, Inc. shall remain and be the by-laws of the corporation which shall survive the merger until the same shall be altered or amended according to the provisions thereof and in the manner permitted by the statues of the State of Maine or by this certificate.

     The following amendments shall be made to the Certificate of Incorporation of KTI Specialty Waste Services, Inc.

     The first annual meeting of the shareholders of the corporation which shall survive the merger, to be held after the effective date of the merger, shall be the annual meeting provided, or to be provided, by the by-laws of the said corporation, for the year 1999.

     All persons, who at the date when the Certificate of Merger shall become effective, shall be the executive or administrative officers of KTI Specialty Waste Services, Inc., shall be and will remain like officers of the corporation which shall survive the merger until the board of directors of such corporation shall elect their respective successors.

     The chairman of the board, or the president or a senior vice-president of each of the corporations, parties to this merger, shall sign this certificate on behalf of their respective corporations. This certificate shall then be submitted to the shareholders of each of the corporation's parties hereto, at a meeting thereof, separately called and held for the purpose of considering and taking action upon the proposed merger. At each such meeting this merger shall be considered and a vote taken thereon in the manner prescribed by 13-A MRSA
Section 906.

     A meeting of the board of directors of the corporation which shall survive this merger shall be held as soon as practicable after the date on which this merger shall become effective and may be called in the manner provided in the by-laws of the corporation which shall survive the merger for the calling of special meeting of the board of directors and may be held at the time and place specified in the notice of the meeting.

     The corporation which shall survive the merger shall pay all expenses of carrying this agreement into effect and of accomplishing this merger.

     When the merger shall have become effective, all and singular, the rights, privileges, powers and franchises of each of the corporations, parties to this merger, whether of a public or a private nature, and all property, real personal and mixed, and all debts due to each of said corporations, on whatever account as well for stock subscriptions as all other things in action or belonging to either of the said corporations shall be vested in the corporation which shall survive this merger; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the corporation which shall survive this merger as they were of the corporations, parties hereto, and the title to any real or personal property, whether by deed or otherwise, vested in each of the corporations, parties hereto, shall not revert or be in any way unimpaired by reason hereof; provided, however, that all rights of creditors and all liens upon any property of each of the corporations, parties hereto, shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the time of the said merger, and all debts, liabilities and duties of KTI Ash Recycling, Inc. shall thenceforth attach to the corporation which shall survive this merger and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     If, at any time the corporation which shall survive the merger shall consider or be advised that any further assignment for assurances in law or any things are necessary or desirable to vest in the

The date of approval by the shareholders of each corporation of the plan of merger is:

Corporation: KTI Specialty Waste Services, Inc.  date of shareholder approval:
                                                              November 4, 1998

Corporation: KTI Ash Recycling, Inc.  date of shareholder approval:
                                                              November 4, 1998

                                  ARTICLE FIVE

     The plan of merger was approved by the board of directors of KTI Specialty Waste Services, Inc., the surviving corporation.

                                  ARTICLE SIX

     The effective date of this certificate shall be November 17, 1998.

IN WITNESS WHEREOF each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its President, as of the 4th day of November, 1998.

                                           KTI Specialty Waste Services, Inc.

                                           By:   /s/ Martin J. Sergi
                                                 -------------------------------
                                                 Martin J. Sergi, President

                                           KTI Ash Recycling, Inc.

                                           By:   /s/ Martin J. Sergi
                                                 -------------------------------
                                                 Martin J. Sergi, President

                                   FILING FEE $20.00

                                          FILE NO. 19950091 D PAGES 2
                                          FEE PAID $ 20
                                          DCN  2011441800109 CLRO
                                          ----FILED-----------------------------
                                            05/15/2001

                                                    /s/ Julie L. Flynn
                                                 -------------------------
                                                 Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                                 -------------------------
                                                 Deputy Secretary of State

                                    DOMESTIC
                              BUSINESS CORPORATION

                                 STATE OF MAINE

                         CHANGE OF CLERK ONLY OR CHANGE
                         OF CLERK AND REGISTERED OFFICE

                       KTI Specialty Waste Services, Inc.
                    ----------------------------------------
                              (Name of Corporation)

Pursuant to 13-A MRSA Section 304, the undersigned corporation executes and delivers for filing the following change(s):

FIRST: The name and registered office of the clerk appearing on the record in the Secretary of State's Office:

          Bradley W. Hughes
          ----------------------------------------------------------------------
                                         (name)

          c/o KTI, Inc. 110 Main Street, Suite 1308, Saco, Maine 04072
          ----------------------------------------------------------------------
                            (street, city, state and zip code)

SECOND: The name and registered office of the successor (new) clerk, who must be a Maine resident:

          Peter B. Webster
          ----------------------------------------------------------------------
                                         (name)

                       One Portland Square, Portland, Maine 04101
          ----------------------------------------------------------------------
          (physical location - street (not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                        (mailing address if different from above)

THIRD:    Upon a change in clerk this must be completed:

                 /X/ Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                 / /  Such change was authorized by the shareholders.

DATED May 7, 2001           *By /s/ John W. Casella
                               -------------------------------------------------
                                        (Signature)

                               John W. Casella, President
                               -------------------------------------------------
                               (type or print name and capacity)

                           *By /s/ Jerry S. Cifor
                               -------------------------------------------------
                                        (Signature)

                               Jerry S. Cifor, Treasurer, 2nd certifying officer
                               -------------------------------------------------
                                      (type or print name and capacity)

                           MUST BE COMPLETED FOR VOTE
                                 OF SHAREHOLDERS

              I Certify that I have custody of the minutes showing
                      the above action by the shareholders.

         --------------------------------------------------------------
                (signature of clerk, secretary or asst. secretary)

THE FOLLOWING SHALL BE COMPLETED BY THE CLERK UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MBCA-18A (SECTION 304.2-A.).

The undersigned hereby accepts the appointment as clerk for the above-named domestic business corporation.

CLERK                                              DATED May 14, 2001

/s/ Peter B. Webster                               Peter B. Webster
-----------------------                            -----------------------------
      (signature)                                       (type or print name)

----------
*This document MUST be signed by
     (1) the NEW Clerk OR
     (2) the PRESIDENT or a vice-pres. together with the SECRETARY or an ass't. sec., or a 2nd certifying officer OR
     (3) if no such officers, then a majority of the DIRECTORS OR
     (4) if no such directors, then the HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OR
     (5) the HOLDERS OF ALL OF THE OUTSTANDING SHARES.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                           101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                         TEL. (207) 297-4195

FORM NO. MBCA-3 Rev. 7/2000